UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 29, 2009

COMMISSION FILE NUMBER: 000-254888

RG GLOBAL LIFESTYLES, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0230641
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1200 N. VAN BUREN STREET
SUITE A
ANAHEIM, CA 92807
(Address of principal executive offices, including zip code)

(949) 888-9500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RG GLOBAL LIFESTYLES, INC.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 27, 2009, the Company filed an Amended Certificate of Determination (the “Amended Certificate”) with the Secretary of State of California increasing the number of authorized shares of the Company’s Series A Preferred Stock from 300,000 to 5,000,000 and approving the issuance of such shares.  All authorized shares of Series A Preferred Stock have the relative rights, preferences, powers, privileges and restrictions as set forth in the Amended Certificate.  The text of the Amended Certificate is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: February 9, 2009		RG GLOBAL LIFESTYLES, INC.

	By:	/s/ Grant King
Grant King
Chief Executive Officer

RG GLOBAL LIFESTYLES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

3.1 Amended Certificate of Determination